                                                                  EXHIBIT 23.3

                       CONSENT OF FISH & RICHARDSON P.C.

                                 March 14, 1997

The Board of Directors and Stockholders of
Aurora Biosciences Corporation:

        We consent to the reference to our firm under the caption "Experts" and to the use of our name wherever appearing in the Registration Statement (Form S-1 dated March 14, 1997) and related Prospectus of Aurora Biosciences Corporation, and any amendment thereto.


                                ------------------------
                                FISH & RICHARDSON P.C.